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                                 EXHIBIT  23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 2000, except as to Note 12, which is as of April 24, 2000, relating to the financial statements, which appears in the Form S-1 (Registration Statement No. 333-30758) of Paradigm Genetics, Inc.



/s/ PricewaterhouseCoopers LLP



Raleigh, North Carolina
September 6, 2000

                                     II-8